Exhibit 32.4

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PBF Energy Company LLC ("PBF LLC") on Form 10-Q for the quarter ended March 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Erik Young, Senior Vice President and Chief Financial Officer of PBF LLC, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PBF LLC.

/s/ Erik Young
Erik Young
Senior Vice President and Chief Financial Officer
April 29, 2021

A signed original of the written statement required by Section 906 has been provided to PBF Energy Company LLC and will be retained by PBF Energy Company LLC and furnished to the Securities and Exchange Commission or its staff upon request.